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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2001
                                                   ----------------


                         Commission File No. 001-12392
                                             ---------


                           NATIONAL DATA CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                               58-0977458
          --------                               ----------
          (State or other jurisdiction of        (IRS Employer
          incorporation)                         Identification Number)


     National Data Plaza, Atlanta, Georgia       30329-2010
     -------------------------------------       ----------
     (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (404) 728-2000
                                                   --------------


                                      N/A
                                      ---
            (Former name, former address and former fiscal year, if
                            changed since last year)
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Item 7.  Financial Statements and Exhibits
         ---------------------------------

  (c)  Exhibit 99.1 (a)  Press Release dated January 22, 2001.

       Exhibit 99.1 (b) Information regarding the calculation of the adjusted conversion rate for the 5% Convertible Subordinated Notes due November 1, 2003.

Item 9.  Regulation FD Disclosure
         ------------------------

     On January 22, 2001, National Data Corporation issued a press release which is filed herewith as Exhibit 99.1 (a) and incorporated in this Item 9 by this reference.

     Information regarding the calculation of the adjusted conversion rate for the 5% Convertible Subordinated Notes due November 1, 2003 is filed herewith as
Exhibit 99.1 (b)  and incorporated into this Item 9 by this reference.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL DATA CORPORATION
                                       -------------------------
                                             (Registrant)

                                       By: /s/ David H. Shenk
                                          ---------------------------
                                           David H. Shenk
                                           Interim Chief Financial Officer
                                           (Principal Financial Officer
                                           and Chief Accounting Officer)

Date:  January 23, 2001